                                                                    Exhibit 24.c

                                POWER OF ATTORNEY


         Each officer or director whose signature appears below hereby appoints William S. Creekmuir his true and lawful attorney-in-fact to sign on his behalf, as an individual and in the capacity stated below, any amendment or post-effective amendment to this Registration Statement which said attorney-in-fact may deem appropriate or necessary.

                   Signature                                    Title                              Date
                   ---------                                    -----                              ----
/s/Richard R. Allen                              Director                                    December 1, 1998
------------------------------------
Richard R. Allen

/s/J. Patrick Danahy                             Director                                    December 1, 1998
------------------------------------
J. Patrick Danahy

/s/Charles R. Eitel                              Director                                    December 1, 1998
------------------------------------
Charles R. Eitel

/s/David A. Jones                                Director                                    December 1, 1998
------------------------------------
David A. Jones

/s/Dr. Thomas F. Keller                          Director                                    December 1, 1998
------------------------------------
Dr. Thomas F. Keller

/s/Ian J. McCarthy                               Director                                    December 1, 1998
------------------------------------
Ian J. McCarthy

/s/Zenon S. Nie                                  Director                                    December 1, 1998
------------------------------------
Zenon S. Nie

/s/L. Glenn Orr, Jr.                             Director                                    December 1, 1998
------------------------------------
L. Glenn Orr, Jr.

/s/Fred L. Schuermann, Jr.                       Chairman of the Board, President,           December 1, 1998
------------------------------------             Chief Executive Officer and Director
Fred L. Schuermann, Jr.

/s/William S. Creekmuir                          Executive Vice President,                   December 1, 1998
------------------------------------             Secretary, Treasurer and Chief
William S. Creekmuir                             Financial Officer

/s/Daryl B. Adams                                Vice President, Corporate                   December 1, 1998
------------------------------------             Controller, Assistant Secretary and
Daryl B. Adams                                   Assistant Treasurer (Principal
                                                 Accounting Officer)